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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 26, 2003




                         PARALLEL PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                     0-13305            75-1971716
  (State or other jurisdiction     (Commission File        (IRS Employer
of  Incorporation or organization)     Number)          Identification No.)

  110 N. Marienfeld, Suite 465, Midland, Texas                79701
   (Address of Principal Executive Offices)                 (Zip Code)



                                  915-684-3727
              (Registrant's telephone number, including area code)






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Item 7(c).

Exhibits

      (99.1) Press Release dated March 26, 2003 announcing 2002 year end financial results.

Item 9.  Regulation FD Disclosure.

         Parallel Petroleum Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report as it relates to fourth quarter results, capital investments and proved reserves for the year ended December 31, 2002 and capital investment budget for 2003.


Item 12. Disclosure of Results of Operations and Financial Condition.


         The information in this Form 8-K Report is also being furnished to provide public disclosure and information about our press release dated March 26, 2003 announcing our results of operations and financial condition for the fiscal year ended December 31, 2002.

         In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARALLEL PETROLEUM CORPORATION


                                            By  /s/ Larry C. Oldham
                                            ------------------------------
                                            Larry C. Oldham, President



Dated: March 26, 2003